As filed with the Securities and Exchange Commission on August 25, 2005
Registration Statement No. 333-111608

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

POST-EFFECTIVE AMENDMENT NO. 7
TO
REGISTRATION STATEMENT
UNDER
SCHEDULE B
OF
THE SECURITIES ACT OF 1933

THE KOREA DEVELOPMENT BANK
(Name of Registrant)

THE REPUBLIC OF KOREA
(Co-Signatory)

Names and Addresses of Authorized Representatives:

Seong-Ho Park or Jae-Min Yoon Duly Authorized Representatives in the United States of The Korea Development Bank 320 Park Avenue, 32nd Floor New York, New York 10022	In Kang Cho Duly Authorized Representative in the United States of The Republic of Korea 335 East 45th Street New York, New York 10017

Copies to:

Jinduk Han, Esq.
Cleary, Gottlieb, Steen & Hamilton
39th Floor, Bank of China Tower
One Garden Road
Hong Kong

The securities registered hereby will be offered on a delayed or continuous basis pursuant to the procedures set forth in Securities Act Release Nos. 33-6240 and 33-6424.

INFORMATION NOT REQUIRED IN THE PROSPECTUS
UNDERTAKINGS
CONTENTS
SIGNATURE OF THE KOREA DEVELOPMENT BANK
SIGNATURE OF THE REPUBLIC OF KOREA
SIGNATURE OF AUTHORIZED REPRESENTATIVE OF THE KOREA DEVELOPMENT BANK
SIGNATURE OF AUTHORIZED REPRESENTATIVE OF THE KOREA DEVELOPMENT BANK
SIGNATURE OF AUTHORIZED REPRESENTATIVE OF THE REPUBLIC OF KOREA
EXHIBIT INDEX
EX-99.H THE KOREA DEVELOPMENT BANK ACT

EXPLANATORY NOTE
     This Post-Effective Amendment No.7 to the registrant’s Registration Statement under Schedule B (File No. 333-111608), declared effective by the Securities and Exchange Commission on June 24, 2005, is being filed solely for the purpose of filing Exhibit H to such Registration Statement. No changes or additions are being made hereby to the Prospectus which forms a part of such Registration Statement.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
Item 11.  Estimated Expenses.*
It is estimated that our expenses in connection with the sale of the debt securities, warrants and guarantees hereunder, exclusive of compensation payable to underwriters and agents, will be as follows:

SEC Registration Fee	US$	242,700
Printing Costs		250,000
Legal Fees and Expenses		450,000
Fiscal Agent Fees and Expenses		50,000
Blue Sky Fees and Expenses		50,000
Rating Agencies’ Fees		350,000
Miscellaneous (including amounts to be paid to underwriters in lieu of reimbursement of certain expenses)		800,000

Total	US$	2,192,700

*	Based on three underwritten offerings of the debt securities.
UNDERTAKINGS
The Registrant hereby undertakes:
(a)  to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;
(b)  that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(c)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(d)  For purposes of determining any liability under the Securities Act of 1933, as amended (the “Act”), the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1)

or (4) or Rule 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.
(e)  For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

CONTENTS
This Registration Statement is comprised of:
(1)  Facing Sheet.
(2)  Explanatory Note.
(3)  Part II, consisting of pages II-1 to II-13.
(4)  The following Exhibits:

A-1	—	Form of Underwriting Agreement Standard Terms, incorporated herein by reference to Exhibit A to the Registration Statement of The Korea Development Bank (No. 33-38873).
B-1	—	Form of Fiscal Agency Agreement, including forms of Debt Securities, incorporated herein by reference to Exhibit B-1 to the Registration Statement of The Korea Development Bank (No. 33-44818).
B-2	—	Form of global Debt Security that bears interest at a fixed rate, incorporated herein by reference to Exhibit B-2 to the Registration Statement of The Korea Development Bank (No. 33-38873).
B-3	—	Form of Amendment No. 1 to Fiscal Agency Agreement.**
C-1	—	Form of Warrant Agreement, including form of Warrants.*
C-2	—	Form of Guarantee Agreement, including form of Guarantees, incorporated herein by reference to Exhibit C-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).
C-3	—	Form of Solicitation Indemnification Agreement, incorporated herein by reference to Exhibit C-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).
D-1	—	Consent of the Governor of The Korea Development Bank (included on page II-6).
D-2	—	Power of Attorney of the Governor of The Korea Development Bank.**
E-1	—	Consent of the Minister of Finance and Economy of The Republic of Korea (included on Page II-7).
E-2	—	Power of Attorney of the Minister of Finance and Economy of The Republic of Korea, incorporated herein by reference to Exhibit E-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).
F	—	Consent of Samil PricewaterhouseCoopers.**
G-1	—	Letter appointing certain persons as authorized agents of The Korea Development Bank in the United States.**

G-2	—	Letter appointing Authorized Agents of The Republic of Korea in the United States (included in Exhibit E-2) , incorporated herein by reference to Exhibit G-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).
H	—	The Korea Development Bank Act, incorporated herein by reference to Exhibit H to the Registration Statement of The Korea Development Bank.
I	—	The Enforcement Decree of The Korea Development Bank Act, incorporated herein by reference to Exhibit I to the Registration Statement of The Korea Development Bank (No. 333-6866).
J	—	The By-laws of The Korea Development Bank, incorporated herein by reference to Exhibit J to the Registration Statement of The Korea Development Bank (No. 333-6866).
K-1	—	Form of Prospectus Supplement relating to The Korea Development Bank’s Medium-Term Notes, Series C, Due Not Less Than Nine Months From Date of Issue (the “Series C Notes”), incorporated herein by reference to Exhibit K-1 to the Registration Statement of The Korea Development Bank (No. 333-6866).
K-2	—	Form of Supplement to the Prospectus Supplement relating to the Korea Development Bank’s Series C Notes, incorporated herein by reference to Exhibit K-2 to the Registration Statement of The Korea Development Bank (No. 333-6866).
L	—	Form of Distribution Agreement between The Korea Development Bank and the Agents named therein relating to the offer an sale from time to time of the Series C Notes, incorporated herein by reference to Exhibit L to the Registration Statement of The Korea Development Bank (No. 333-6866).
M-1	—	Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, 39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**
M-2	—	Opinion (including consent) of Woo Yun Kang Jeong & Han, 12th Floor, Textile Center, 944-31, Daechi-dong, Gangnam-gu, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**
M-3	—	Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, 39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).
M-4	—	Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, City Place House, 55 Basinghall Street, London EC2V 5EH, England, English counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-4 to the Registration Statement of The Korea Development Bank (No. 333-97299).
M-5	—	Opinion (including consent) of Kim & Chang, Seyang Building, 223 Naeja-dong, Chongro-ku, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-5 to the Registration Statement of The Korea Development Bank (No. 333-97299).

N-1	—	Form of the Series C Note that bears interest at a fixed rate, incorporated herein by reference to Exhibit N-1 to the Registration Statement of The Korea Development Bank (No. 333-6866).
N-2	—	Form of the Series C Note that bears interest at a floating rate, incorporated herein by reference to Exhibit N-2 to the Registration Statement of The Korea Development Bank (No. 333-6866).
O	—	Form of Calculation Agency Agreement between The Korea Development Bank and the calculation agent named therein relating to the Series C Notes that bear interest at a floating rate, incorporated herein by reference to Exhibit O to the Registration Statement of The Korea Development Bank (No. 333-6866).

*	May be filed by amendment.

**	Previously filed.

SIGNATURE OF THE KOREA DEVELOPMENT BANK
     Pursuant to the requirements of the Securities Act of 1933, as amended, The Korea Development Bank has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 25th day of August, 2005.

THE KOREA DEVELOPMENT BANK
By:	JICHANG YOO*† Governor
†By:	/s/ In Joo Kim
In Joo Kim
(Attorney-in-fact)

*	Consent is hereby given to use of his name in connection with the information specified in this Registration Statement or amendment thereto to have been supplied by him and stated on his authority.

SIGNATURE OF THE REPUBLIC OF KOREA
     Pursuant to the requirements of the Securities Act of 1933, as amended, The Republic of Korea has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 25th day of August, 2005.

THE REPUBLIC OF KOREA
By:	Duck-Soo Han*† Minister of Finance and Economy
†By:	/s/ In Kang Cho
In Kang Cho
(Attorney-in-fact)

*	Consent is hereby given to use of his name in connection with the information specified in this Registration Statement or amendment thereto to have been supplied by him and stated on his authority.

SIGNATURE OF AUTHORIZED REPRESENTATIVE
OF THE KOREA DEVELOPMENT BANK
     Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Korea Development Bank, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 25th day of August, 2005.

†By:	/s/ Seong-Ho Park
Seong-Ho Park
New York Branch The Korea Development Bank

SIGNATURE OF AUTHORIZED REPRESENTATIVE
OF THE KOREA DEVELOPMENT BANK
     Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Korea Development Bank, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 25th day of August, 2005.

†By:	/s/ Jae-Min Yoon
Jae-Min Yoon
New York Branch The Korea Development Bank

SIGNATURE OF AUTHORIZED REPRESENTATIVE
OF THE REPUBLIC OF KOREA
     Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Republic of Korea, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 25th day of August, 2005.

†By:	/s/ In Kang Cho
In Kang Cho
Financial Attaché Korean Consulate General in New York

EXHIBIT INDEX

Exhibit			Page
A-1	—	Form of Underwriting Agreement Standard Terms, incorporated herein by reference to Exhibit A to the Registration Statement of The Korea Development Bank (No. 33-38873).
B-1	—	Form of Fiscal Agency Agreement, including forms of Debt Securities, incorporated herein by reference to Exhibit B-1 to the Registration Statement of The Korea Development Bank (No. 33-44818).
B-2	—	Form of global Debt Security that bears interest at a fixed rate, incorporated herein by reference to Exhibit B-2 to the Registration Statement of The Korea Development Bank (No. 33-38873).
B-3	—	Form of Amendment No. 1 to Fiscal Agency Agreement.**
C-1	—	Form of Warrant Agreement, including form of Warrants.*
C-2	—	Form of Guarantee Agreement, including form of Guarantees, incorporated herein by reference to Exhibit C-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).
C-3	—	Form of Solicitation Indemnification Agreement, incorporated herein by reference to Exhibit C-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).
D-1	—	Consent of the Governor of The Korea Development Bank (included on page II-6).
D-2	—	Power of Attorney of the Governor of The Korea Development Bank.**
E-1	—	Consent of the Minister of Finance and Economy of The Republic of Korea (included on Page II-7).
E-2	—	Power of Attorney of the Minister of Finance and Economy of The Republic of Korea, incorporated herein by reference to Exhibit E-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).
F	—	Consent of Samil PricewaterhouseCoopers.**
G-1	—	Letter appointing certain persons as authorized agents of The Korea Development Bank in the United States.**
G-2	—	Letter appointing Authorized Agents of The Republic of Korea in the United States (included in Exhibit E-2) , incorporated herein by reference to Exhibit G-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).
H	—	The Korea Development Bank Act, incorporated herein by reference to Exhibit H to the Registration Statement of The Korea Development Bank.

Exhibit			Page
I	—	The Enforcement Decree of The Korea Development Bank Act, incorporated herein by reference to Exhibit I to the Registration Statement of The Korea Development Bank (No. 333-6866).
J	—	The By-laws of The Korea Development Bank, incorporated herein by reference to Exhibit J to the Registration Statement of The Korea Development Bank (No. 333-6866).
K-1	—	Form of Prospectus Supplement relating to The Korea Development Bank’s Medium-Term Notes, Series C, Due Not Less Than Nine Months From Date of Issue (the “Series C Notes”), incorporated herein by reference to Exhibit K-1 to the Registration Statement of The Korea Development Bank (No. 333-6866).
K-2	—	Form of Supplement to the Prospectus Supplement relating to the Korea Development Bank’s Series C Notes, incorporated herein by reference to Exhibit K-2 to the Registration Statement of The Korea Development Bank (No. 333-6866).
L	—	Form of Distribution Agreement between The Korea Development Bank and the Agents named therein relating to the offer an sale from time to time of the Series C Notes, incorporated herein by reference to Exhibit L to the Registration Statement of The Korea Development Bank (No. 333-6866).
M-1	—	Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, 39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**
M-2	—	Opinion (including consent) of Woo Yun Kang Jeong & Han, 12th Floor, Textile Center, 944-31, Daechi-dong, Gangnam-gu, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**
M-3	—	Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, 39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).
M-4	—	Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, City Place House, 55 Basinghall Street, London EC2V 5EH, England, English counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-4 to the Registration Statement of The Korea Development Bank (No. 333-97299).
M-5	—	Opinion (including consent) of Kim & Chang, Seyang Building, 223 Naeja-dong, Chongro-ku, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-5 to the Registration Statement of The Korea Development Bank (No. 333-97299).
N-1	—	Form of the Series C Note that bears interest at a fixed rate, incorporated herein by reference to Exhibit N-1 to the Registration Statement of The Korea Development Bank (No. 333-6866).

Exhibit			Page
N-2	—	Form of the Series C Note that bears interest at a floating rate, incorporated herein by reference to Exhibit N-2 to the Registration Statement of The Korea Development Bank (No. 333-6866).
O	—	Form of Calculation Agency Agreement between The Korea Development Bank and the calculation agent named therein relating to the Series C Notes that bear interest at a floating rate, incorporated herein by reference to Exhibit O to the Registration Statement of The Korea Development Bank (No. 333-6866).

*	May be filed by amendment.

**	Previously filed.